EXHIBIT 10.8
                                      LEASE

                                 BY AND BETWEEN

                                  MB ASSOCIATES

                                       AND

                BBI - NORTH AMERICAN CLINICAL LABORATORIES, INC.

                             75 NORTH MOUNTAIN ROAD
                            NEW BRITAIN, CONNECTICUT

                            DATED AS OF JULY 28, 1995







                                    CONTENTS
                                    --------

SECTION           CAPTION                                                                                 PAGE
-------           -------                                                                                 ----

1.                Demise - Premises - Term ........................................................................
2.                Rent ............................................................................................
3.                Renewal Options .................................................................................
4.                Construction by the Landlord ....................................................................
5.                Use .............................................................................................
6.                Signs ...........................................................................................
7.                Subordination of Lease ..........................................................................
8.                Quiet Enjoyment .................................................................................
9.                Assignments and Subleases .......................................................................
10.               No Nuisance; Compliance with Laws and Requirements of Public Authorities.........................
11.               Insurance .......................................................................................
12.               Rules and Regulations ...........................................................................
13.               Alterations and Improvements ....................................................................
14.               Tenant's Property ...............................................................................
15.               Tenant's Repairs ................................................................................
16.               Landlord's Repairs, Maintenance, ................................................................
17.               Access to Demised Premises ......................................................................
18.               Damage or Destruction ...........................................................................
19.               Condemnation ....................................................................................
20.               Surrender .......................................................................................
21.               Default and Damages .............................................................................
22.               Parking .........................................................................................
23.               Unperformed Covenants ...........................................................................
24.               Holding Over ....................................................................................
25.               Certain Rights Reserved by the Landlord .........................................................
26.               Waiver of Notice ................................................................................






27.               Notices .........................................................................................
28.               Estoppel Certificate ............................................................................
29.               Limitation of Liability .........................................................................
30.               Rights of Landlord; Non-Waiver ..................................................................
31.               Broker ..........................................................................................
32.               Notice of Lease .................................................................................
33.               Prior Agreements ................................................................................
34.               Captions; Sections; Gender ......................................................................
35.               Benefit and Burden ..............................................................................
36.               Applicable Law ..................................................................................
                  Signatures ......................................................................................


EXHIBITS
--------
Exhibit A - Plan of Demised Premises
Exhibit B - Schedule of Landlord's Work
Exhibit C - Rules and Regulations








                                      LEASE
                                      -----

         THIS LEASE made as of the 28th day of July, 1995, by and between MB ASSOCIATES, a Connecticut partnership having its office at Plainville, Connecticut (the "Landlord", and BBI- NORTH AMERICAN CLINICAL LABORATORIES, INC., a Massachusetts corporation having an address of 75 North Mountain Road, New Britain, Connecticut (the "Tenant").

         1.       Demise - Premises - Term.

         (a) The Landlord hereby demises and leases to the Tenant, and the Tenant hereby takes and hires from the Landlord, for the term hereinafter stated, for the rent hereinafter reserved, and upon and subject to the covenants, agreements, terms, conditions, limitations, exceptions and reservations of this lease, the building known as 75 North Mountain Road, New Britain, Connecticut, together with the exclusive use of the parking area and land shown and described in Exhibit A, attached hereto and made a part hereof (the "Demised Premises).

         (b) The term of this lease and the estate hereby granted (collectively the "term of this Lease") shall commence on the Commencement Date (as defined in section 1(c)) and shall end on the last day of the calendar month in which occurs the day preceding the fifth (5th) anniversary of the Commencement Date, which ending date, unless the context otherwise requires, is hereinafter called the "Expiration Date", or shall end on such earlier date upon which the term of this lease may expire or be terminated pursuant to any of the provisions of this lease or pursuant to law.

         (c) The term "Commencement Date: shall be that date when the Demised Premises are ready for occupancy by the Tenant, or on August 1, 1995, whichever date shall occur later, and all of the following conditions are met: (i) temporary or final certificate of occupancy shall have been issued by the City of New Britain permitting the activities specified in Section 5 to be conducted in the Demised Premises; (ii) the contractor engaged by the Landlord has issued a certificate attesting that the Landlord's Work (as defined in section 4(b)) has been substantially completed; and (iii) the Landlord's Work has been substantially completed, and it shall be deemed to be substantially completed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which does not interfere materially with the Tenant's normal use and occupancy of the Demised Premises, provided, however, that if substantial completion of the Landlord's Work shall be delayed beyond July 31, 1995, because of changes in the Landlord's Work at the request of the Tenant as provided in Section 4(c) (within fifteen (15) days after the delivery of any such change request, the Landlord shall notify the Tenant


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                                       -1-





whether or not such change request is likely to cause a delay in the completion of the Landlord's Work beyond July 31, 1995) then the Commencement Date shall be deemed to be August 1, 1995, provided all other work has been substantially completed, even though the conditions set forth in this Section 1(c) shall not have been satisfied.

         2.  Rent.

         (a) The rent reserved under this lease (the "Rent") for the term hereof shall commence to accrue on the Commencement Date and shall be:




                  (i)      Annual Fixed Rent For the First Year, $125,200.00

                  (ii)     Annual Fixed Rent For the Second Year, $132,700.00

                  (iii)    Annual Fixed Rent For the Third Year, $140,200.00

                  (iv)     Annual Fixed Rent For the Fourth Year, $147,700.00

                  (v)      Annual Fixed Rent For the Fifth Year, $155,200.00

                  (vi) such other sums of money as shall become due and payable by the Tenant to the Landlord as provided in this lease, such other sums of money to be deemed to be additional rent whether or not such sums of money are designated as such hereunder.


         (b) The Rent shall be paid to the Landlord at its address  specified in
Section 27, or at such other place as the Landlord may from time to time designate, in lawful money of the United States of America, as and when the same shall become due and payable and without abatement or offset and without notice or demand therefor.

         (c) The annual Fixed Rent for each lease year shall be payable in equal monthly installments in advance on the first day of each and every calendar month during each lease year. If the Commencement Date is other than the first day of the calendar month, the first monthly installment of the Fixed Rent shall include a pro rata installment of Fixed Rent for the period from the Commencement Date to the last day of the month in which the Commencement Date occurs based upon the Fixed Rent payable during the term hereof.



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                                       -2-





         (d) If the Tenant fails to pay within ten (10) days after the same is due and payable any installment of Fixed Rent or any additional rent to be paid by the Tenant to the Landlord as provided in this lease, such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate equal to the lesser of (i) twelve percent (12%) per annum, or (ii) the maximum rate permitted by applicable law. Such interest shall be paid by the Tenant to the Landlord on the earlier to occur of A) at the time that the Tenant pays to the Landlord the installment of Fixed Rent or the additional rent upon which such interest shall have accrued or (B) five (5) days after written demand therefor.

         (e) As used herein, the term "lease year" shall mean the period commencing on the Commencement Date and ending on the last day of the calendar month in which occurs the day preceding the first (1st) anniversary of the Commencement Date, and each period of twelve (12) consecutive calendar months thereafter.

         (f) If, on the Grand Lists of 10/1/95,  10/1/96,  10/1/97,  10/1/98 and
10/1/99, as a result of Tenant's use of the Demised Premises, the City of New Britain provides real property tax abatement for the Demised Premises, the rent reserved in Section 2(a), above, will be reduced by an amount equal to the amount of tax abatement received, but in no event less than Six Thousand Dollars ($6,000.00) per year for the 2nd through the 5th year of the Term, and the first year of the first renewal term of this Lease.

         The parties agree to execute an amendment to this Lease establishing the fixed annual rent in the event of such tax abatement and to establish the annual fixed rent for the renewal terms set forth in Sections 3 (a) and (b).

         3.       Renewal Options:

         (a) Tenant shall have the option to renew this Lease for a term of five
(5) years on the same terms and conditions as provided herein except that the annual fixed rent for each year during said first renewal term shall be the greater of (i) $161,230 or (ii) $140,200.00 plus the cumulative percentage of increase, if any, in the Consumer Price Index All Item Figures for Urban Wage Earners and Clerical Workers (N.Y., Northern N.J., Long Island, N.Y, NJ, CT) (1982-94 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor as of the date of the commencement of the first renewal period over the said Index as of the date of the commencement of the initial term of this Lease, which increase shall not exceed 25%.

         (b) Tenant shall have a further option to renew this Lease for an additional term of five


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                                       -3-




(5) years on the same terms and conditions as provided herein except that there shall be no further right of renewal and that the annual fixed rent for each year of said second renewal term shall be the greater of (i) an amount equal to the annual fixed rent during said first renewal term plus fifteen percent (15%) or (ii) the annual fixed rent during said first renewal term plus the cumulative percentage of increase, if any, in the Consumer Price Index All Item Figures for Urban Wage Earners and Clerical Workers (N.Y., Northern N.J., Long Island, N.Y, NJ, CT) (1982-94 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor as of the date of the commencement of the second renewal period over the said Index as of the date of the commencement of the first renewal period of this Lease, which increase shall not exceed 25%.

         (c) The Tenant's right to exercise its options to renew hereunder shall be contingent upon (i) the Tenant's giving to the Landlord notice of the Tenant's election to exercise its option to renew not later than nine (9) months prior to the expiration date of the initial term or first renewal term, as the case may be, of this Lease and (ii) the term of this lease being in full force and effect on the date that the Landlord receives notice of the Tenant's election to exercise its option to renew and on the expiration date of the initial term or first renewal term as the case may be of this lease. If such contingencies shall be satisfied in respect to the exercise of the Tenant's options to renew hereunder, then the renewal period shall be added to and become part of the term of this lease and any reference in this lease to "term of this lease"; the "term hereof" or any similar expression shall be deemed to include such renewal period.

         (d) If at any time the Landlord shall be restricted or prevented by virtue of any law, rule, regulation or order, such as a "Wage-Price-Rent Freeze", from obtaining the full amount of the Rent for such renewal term, then on any occasion upon which it becomes lawful to obtain and receive the balance (or any part thereof) of the full rent payable, the Fixed Rent payable hereunder shall be increased by the maximum amount lawful until the full Fair Market Rental Value for such renewal period is received by the Landlord.

         (e) A memorandum recording the amount of the rent payable for such renewal period shall be annexed hereto and signed by the Landlord and the Tenant promptly upon the same being agreed or determined in accordance with the terms hereof.

         4. Construction by the Landlord.

         (a) The Landlord may make such improvements or additions to the Demised Premises and its appurtenances as the Landlord shall see fit except that the Landlord shall secure the prior written approval of the Tenant, which approval shall not be unreasonably withheld or delayed, in the


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                                       -4-




case of any change, addition or deletion which materially and adversely affects the visibility, access of or to Tenant's use of the Demised Premises for the purposes set forth in Section 5 or any other rights of the Tenant under this lease.

         (b) The Landlord shall perform work and make installations in the Demised Premises in a good and workmanlike manner and in accordance with the plans and specifications set forth in Exhibit B attached hereto. (All of the work to be performed by the Landlord pursuant to this Section 4(b) is referred to as the "Landlord's Work").

         (c) The Tenant may make written requests for changes in the Landlord's Work, and the Landlord shall comply with any such request that in the Landlord's judgment is not unreasonable. Any change in the scope of the Landlord's Work which would result from such a request and which would unreasonably interfere with or delay the work of the Landlord's contractors and subcontractors in the Demised Premises or elsewhere in or about the building shall be conclusively deemed unreasonable. Any increase in the Landlord's cost of construction of the Landlord's Work resulting from such a request shall be acknowledged in writing by the Tenant prior to the performance of the change in the Landlord's Work. Any net increase arising from all such changes in the Landlord's Work shall be paid by the Tenant to the Landlord, as additional rent, within ten (10) days after the Landlord's written demand. The Tenant shall not be entitled to any payment from the Landlord, or to any credit against or reduction in the Rent, on account of any net decrease arising from all such changes in the Landlord's Work.

         (d) The Tenant, by entering into actual possession of any part or parts of the Demised Premises, shall be deemed to have agreed that the Landlord, up to the time of such possession, has performed all of its obligations hereunder with respect to preparation of such part or parts of the Demised Premises for the Tenant's possession, except for (i) latent defects and (ii) minor items remaining incomplete. The Tenant, within sixty (60) days after the Commencement Date, shall give the Landlord written notices of any incomplete work, unsatisfactory conditions or defects, and the Landlord shall repair or replace all materials and workmanship, fixtures, systems, facilities and equipment installed by the Landlord in or serving the Demised Premises which prove to be defective, and shall prosecute those items remaining incomplete to completion with reasonable diligence.

         5. Use. The Tenant shall have the right to occupy and use the Demised Premises for a medical laboratory, clinical laboratory, biomedical manufacturing, biomedical repository, research and general office purposes, and the Tenant shall not use or permit the use of the Demised Premises for any other purpose.



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                                                            _________ (Tenant)



                                       -5-





         6. Signs. Unless the Landlord shall have given its prior written consent, which consent shall not be unreasonably withheld, the Tenant shall not install, paint, inscribe or maintain any lettering, name, sign, business designation, advertising or publicity device on the Land or on any exterior window or on any other interior or exteriors portion of the building. All signage shall be consistent with a comprehensive sign plan for the planned area development of this North Mountain Road area and is contingent upon approval from all appropriate governmental agencies.

         7. Subordination of Lease.

         Tenant agrees that upon the request of Landlord in writing it will subordinate this Lease and the lien hereof from time to time to the lien of any present or future mortgage to a bank, insurance company or similar financial institution, irrespective of the time of execution or time of recording of any such mortgage or mortgages, provided that the holder of any such mortgage shall enter into an agreement with Tenant, in recordable form, that in the event of foreclosure or other right asserted under the mortgage by the holder or any assignee thereof, this Lease and the rights of Tenant hereunder shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the provisions of this Lease. Tenant agrees that if requested by the holder of any such mortgage it will be a party to said agreement and will agree in substance that if the mortgagee or any person claiming under the mortgagee shall succeed to the interest of Landlord in this Lease, it will recognize said mortgagee or person as its landlord under the terms of this Lease. Tenant agrees that it will upon the request of Landlord, execute, acknowledge and deliver any and all instruments necessary or desirable to give effect to or notice of such subordination. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments and modifications, consolidations, extensions, renewals, replacements and substitutes thereof.

         Such subordination agreement shall include, but not be limited to, statements that if the lender or ground lessor succeeds to the interest of Landlord under this Lease, lender or ground lessor shall not be:


                  (i) liable for any act or omission of any prior landlord (including Landlord) except for those acts or omissions which are continuing after lender succeeds to landlord's interest; or

                  (ii)subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or



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                                       -6-





                  (iii) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord).

         (b) If, in connection with the procurement, amendment or renewal of any financing of the Demised Premises, the mortgagee shall request reasonable modifications of this lease as a condition of such financing, the Tenant shall not withhold or delay its consent to such modifications provided that they do not increase the obligations of the Tenant under this lease or adversely affect the rights of the Tenant under this lease.

         8. Quiet Enjoyment. The Landlord covenants and agrees that so long as the Tenant pays the Rent and performs the remainder of the Tenant's obligations under this lease, the Tenant shall peaceably and quietly have, hold, and enjoy the Demised Premises without interference by any person claiming by, through or under the Landlord.

         9. Assignments and Subleases.

         (a) Except as otherwise provided in this Section 9, the Tenant agrees not to assign or in any way encumber this lease, nor to sublet the Demised Premises, or any part thereof, nor to permit the Demised Premises, or any part thereof, to be used by others, without obtaining the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld or delayed.

         (b) So long as no event of default shall have occurred and be continuing hereunder, the Tenant may assign this lease to any corporation or other entity into which the Tenant may be merged or with which the Tenant may be consolidated, or to which all or substantially all of the Tenant's assets shall be transferred, provided that such corporation or other entity shall have a net worth at least equal to that of the Tenant immediately prior to such merger, consolidation or transfer. The Tenant shall give notice to the Landlord of any assignment under this Section 9(b), and shall deliver to the Landlord an executed counterpart of the instrument effecting such assignment, together with an undertaking by any such corporation or other entity to agree to be bound by and to perform all of the Tenant's obligations hereunder.

         (c) (Left Intentionally Blank)

         (d) No assignment or subletting of this lease shall relieve the Tenant of any of the Tenant's obligations under this lease, unless otherwise agreed to in writing by Landlord.


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                                       -7-





         (e) Notwithstanding Subparagraph 9(a) above, until such time as Tenant is able to utilize the entire floor space of the building of the Demised Premises, Tenant may sublet that portion of the building which it does not use for its business purposes, with Landlord's prior written approval which shall not be unreasonably withheld or delayed, subject, however, to the following conditions:

         1.  Sublessee shall be of good reputation and financial responsibility.

         2. Character of business to be conducted by such sublessee shall be reasonably acceptable to Landlord, and the premises shall be used only for a purpose allowed in Section 5 above and shall be in keeping with the character, standing, and quality of the building.

         3. Any assignee or subleasee shall be bound by the terms of this Lease, including Schedule C hereto.

         4. Tenant shall not be released by reason of such subletting from the due, prompt, and punctual performance of all of the terms, covenants, and conditions contained in this lease to be performed on its part and from the payment of the rents and additional rents herein reserved.

         5. Landlord's consent to such subletting shall not constitute a waiver of any provision of this agreement and no further subletting shall be made without Lessor's written consent. The sublessee shall not further assign, sublet, or underlet the premises without Landlord's prior written consent, and then only on compliance with all of the provisions contained in this Paragraph.

         10. No Nuisance; Compliance with Laws and Requirements of Public Authorities. The Tenant agrees (a) not to create or permit any nuisance in or about the Demised Premises, (b) to comply with and conform to (i) all of the laws and regulations of the State of Connecticut, and (ii) the by-laws, ordinances, rules and regulations of the City of New Britain so far as the Tenant's use of the Demised premises may be concerned, and (c) to save the Landlord harmless from all damages, fines, penalties and costs for violation of or non-compliance by the Tenant or the Tenant's servants, employees, agents, customers, invitees, licensees, or visitors with the provisions of this Section 10 and obtain and keep in effect all permits required by governmental agencies for the operation of a medical laboratory, including, but not limited to, waste discharge permits from the Connecticut Department of Environmental Protection.

         11.      Insurance.

         (a) At all times during the term of this lease, the Landlord shall insure the building


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                                                            _________ (Tenant)



                                       -8-





against loss or damage by fire, and such other casualties as may be included within the extended coverage clauses of policies which are then standard for use in the State of Connecticut, in such amount as the Landlord in its sole judgment shall deem appropriate.

         (b) The Tenant shall not commit or permit any violation of the policies carried by the Landlord pursuant to Section 11(a), or do or permit anything to be done, or keep or permit anything to be kept, on or in the Demised Premises, which, in case of any of the foregoing (i) would result in termination of any of such policies, (ii) would adversely affect the Landlord's right of recovery under any of such policies, or (iii) would result in the refusal by reputable and independent insurance companies to insure the building or the property of the Landlord therein in amounts reasonably satisfactory to the Landlord. If any such action by the Tenant, or any failure by the Tenant to comply with the reasonable requirements of insurance policies with respect to the building or to perform any of the Tenant's obligations under this lease, or the use of the Demised Premises by the Tenant, shall result in any increase in the rate of premiums payable with respect to such policies carried by the Landlord, the Tenant shall pay to the Landlord, as additional rent, within ten (10) days after demand therefor, the resulting additional premiums which shall be paid by the Landlord, it being understood that such policies obtained by Landlord will permit without extra cost the uses described in Paragraph 5 above.

         (c) At all times during the term of this lease, the Tenant shall (i) insure the Tenant's Improvements (as defined in Section 13), but excluding all fixtures and real property and the Tenant's Property (as defined in Section 14) against loss or damage by fire and such other casualties as may be included within the extended coverage clauses of policies which are then standard for use in the State of Connecticut in amounts at all times equal to the full replacement value of the Tenant's Improvements and the Tenant's Property, and
(ii) keep in full force and effect a policy of public liability and property damage insurance with respect to the Demised Premises, the building and the Land in which the limits initially shall be not less than One Million Dollars ($1,000,000.00) for each person and Three Million Dollars ($3,000,000.00) for each accident, and in which the limit for property damage initially shall not be less than Two Hundred Fifty Thousand Dollars ($250,000.00), such limits to be increased from time to time as reasonably specified by the Landlord. In addition, for and during any time when the Tenant shall be constructing or making Tenant's Improvements, the Tenant shall keep in full force and effect a policy of completed value builder's risk insurance (or an "installations floater") for the Demised Premises, covering loss or damage from fire, lightning, extended coverage, perils, vandalism and malicious mischief and perils in an amount not less than the final cost, as reasonably estimated by the Tenant, of such Tenant's Improvements.

         (d) Each party hereto shall procure an appropriate clause in, or endorsement on, each of


                                                            Initials
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                                                            _________ (Tenant)



                                       -9-





its policies for fire and extended coverage insurance covering the Demised Premises, the Tenant's Improvements, or the building or personal property, fixtures or equipment located thereon or therein, pursuant to which the insurance company waives subrogation or consents to a waiver of right of recovery against the other party, and if such a clause or endorsement of waiver of subrogation or consent to a waiver of right of recovery is obtained, such party hereby agrees that it will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others covered by such fire or extended coverage insurance; provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clause or endorsement or the clause or endorsement consenting to a waiver of right of recovery and shall be co-extensive therewith.

         (e) All insurance provided by the Tenant pursuant to this Section 11 shall be effected under valid and enforceable policies in form and substance then standard in the State of Connecticut, issued by insurers of recognized responsibility licensed to do business in the State of Connecticut. Upon the Commencement Date, and thereafter not less than thirty (30) days prior to the expiration dates of expiring policies provided by the Tenant pursuant to this
Section 11, the Tenant shall deliver to the Landlord copies of policies or certificates with respect to the insurance being maintained by the Tenant pursuant to the terms of this lease. All such policies or certificates shall contain an agreement by the insurers that such policies will not be canceled, amended or otherwise modified without at least thirty (30) days prior written notice to the Landlord, and that the Landlord's rights and interests under such polices shall not be subject to cancellation by reason of any act or omission of the Tenant. All insurance policies provided by the Tenant pursuant to this
Section 11 shall name the Landlord and the Landlord's mortgage lenders as additional insureds as their interests may appear.

         (f) The Tenant shall indemnify and hold the Landlord harmless against and from any liability or expense, including, without limitation, reasonable attorney's fees, on account of (i) any accident or injury to the Tenant, the Tenant's servants, employees, agents, customers, invitees, licensees, or visitors who may be injured or suffer an accident in the Demised Premises unless the same is caused by the negligence or willful act of the Landlord, or the Landlord's servants, agents or employees, and (ii) the Tenant's activities in or use of the Demised Premises or elsewhere on the Land or in the building.

         12. Rules and Regulations. The Tenant and its officers, employees and agents shall conform to and aide by such reasonable rules and regulations, including those Rules and Regulations as are set forth on Exhibit C attached hereto, as shall be established from time to time by the Landlord in connection with the operation, maintenance, safety and security of the Demised


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                                      -10-





Premises. The Landlord shall not be liable to the Tenant for violation of such rules and regulations by others.

         13.  Alterations and Improvements.

         (a) The Tenant may make or have made interior alterations, improvements, decorations, installations and substitutions (collectively called "Tenant's Improvements"), to the Demised premises without the prior written consent of the Landlord, but shall make no structural alterations or exterior improvements or additions without the prior written consent of Landlord. Any improvements or alterations in the Demised Premises made by the Tenant (including, without limitation, permanent partitions, wall paneling and lighting fixtures, but excepting the Tenant's Property (as defined in Section 14)) shall be and remain the property of the Landlord and, except as provided in Section 20, shall remain upon and be surrendered with the Demised Premises at the termination of the term of this lease. If the Landlord consents to any such alterations, improvements or additions, it may impose such conditions with respect thereto as the Landlord reasonably deems appropriate, including, without limitations, requiring the Tenant to furnish the Landlord with security for the payment of all costs to be incurred in connection with such work, insurance against liabilities which may arise out of such work and plans, specifications and permits necessary for such work. Upon completion of such work the Tenant shall deliver to the Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services of materials.

         (b) The Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of the Tenant's improvements (other than the Landlord's Work) and for final approval thereof upon completion, and shall cause the Tenant's Improvements (other than the Landlord's Work) to be performed in compliance therewith and with all applicable laws and requirements of public authorities, and in a good and workmanlike manner using only good grades of materials.

         (c) The Tenant's Improvements shall not constitute the basis for a claim against the Landlord, nor a lien or charge upon or against the Demised Premises, and if at any time any such claim, lien or charge shall be filed against the Demised Premises, the Tenant shall cause such claim, lien or charge to be properly released of record within forty-five (45) days after the filing thereof, and if the Tenant shall fail to do so, then the Landlord may discharge the same. The Tenant shall defend, indemnify and save harmless the Landlord from and against any and all such claims, liens and charges, and all costs and expenses, including reasonable attorney's fees, incurred by the Landlord in procuring the discharge of any such claim, lien or charge or in connection with any


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                                      -11-




action or proceeding brought thereon.

         (d) The Tenant shall pay for all materials, excluding Tenant's equipment and personal property constituting Tenant's Improvements, and the Tenant agrees that none of such materials that are incorporated into and made a part of the building or real estate shall be at any time subject to or encumbered by any lien, security interest, encumbrance, charge, installment sales contract or the interest of any other person, firm or corporation whether created voluntarily or involuntarily.

         14. Tenant's Property.

         (a) Except for Tenant's Improvements and those items furnished or installed by the Landlord as part of the Landlord's Work as provided in Section 4(b), all movable partitions, business machinery and equipment, communications equipment and all other property which is not attached to or built into the Demised Premises and which is installed in the Demised Premises by or for the account of the Tenant at its sole expense, and all furniture, furnishings and other articles of personal property owned by the Tenant and located in the Demised Premises (all of which are collectively called the "Tenant's Property"), shall be and shall remain the property of the Tenant, and shall be removed by it at the termination of the term of this lease. The Tenant shall repair or pay the cost of repairing any damage to the Demised Premises or to the building resulting from such removal.

         (b) The Landlord shall not be liable to the Tenant or any other person for any loss or damage to the Tenant's Property or the Tenant's Improvements, or to any property of any other person, from any cause, including, without limitation, theft, vandalism, illegal entry, or by steam, gases or electricity, or by water, rain or snow, whether the same may leak into, issue or flow from any part of the building, or from the pipes or plumbing work of the building, or from any other place or quarter, unless caused by the negligence or willful act of the Landlord, its servants, agents or employees.

         15. Tenant's Repairs, Cleaning & Utilities.

         (a) Except for the maintenance for which the Landlord is expressly responsible pursuant to the provisions of Section 16, the Tenant agrees that throughout the term of this lease, the Tenant, at its expense, shall (i) keep the interior of Demised Premises in a clean condition and in clean and neat condition, and (ii) not do or suffer any waste, damage in or to the Demised Premises or the Tenant's Improvements.

         (b)  Except  for loss or damage by  reason of the  causes  set forth in
Section 11(a), the


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Tenant shall  reimburse  the Landlord for all costs and expense  incurred by the
Landlord to repair all damage to the Demised Premises as shall be required by reason of the fault or neglect of the Tenant, or any of its officers, employees, contractors, agents or invitees, such payment to be made within ten (10) days after written demand therefor.

         (c) Tenant shall provide its own janitorial services within the Demised Premises and shall pay for all utility charges related to the provision of hot and cold running water, electricity, heat, air conditioning and ventilation in the building on the Demised Premises. At the end of the first Lease year, the parties agree to review the costs of janitorial and utility services paid for by Tenant. Upon the signing of this Lease, the Tenant has estimated its janitorial costs to be $7,800.00 per year and Landlord has estimated the utility costs, for a 5-day, 14-hour per day week, and a 1/2 day Saturday, to be $42,000.00 per year. If the actual costs for utility services vary from the above estimate by more than five percent (5%), the parties agree to discuss in good faith modifying the amount of rent payable under this Lease in light of such variance. The parties shall consider splitting the cost of purchasing and installing such energy saving measures as they may mutually agree upon, but are not obligated to do so.

         16. Landlord's Repairs, Maintenance

         The Landlord shall keep, maintain and repair the Demised Premises, including without limitation, its fixtures, appurtenances, systems and facilities, sidewalks, exterior, roof, structural elements, foundation, parking lot, exterior lighting and other appurtenances thereto, in good working order and condition and will obtain and pay for maintenance service contracts for the Landlord's systems. The Landlord shall not be required to maintain or repair the Tenant's Improvements.

         17. Access to Demised Premises.

         (a) The Landlord and the Landlord's agents shall have the right, but not the obligation, to enter and pass through the Demised Premises or any part or parts thereof during business hours and at such other times as such entry shall be required by circumstances of emergency affecting the Demised Premises
(i) to examine the Demised Premises and to show them to any mortgagee, prospective mortgagees or purchasers of the Demised Premises, and (ii) for the purpose of performing such maintenance and making such repairs or changes in or to the Demised Premises or its facilities as may be provided for or permitted by this lease or as may be mutually agreed upon by the parties or as the Landlord may be required to make by laws and requirements of public authorities. The Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required for such repairs, changes or maintenance. Landlord agrees to abide by Tenant's


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restricted access policies and written safety procedures. Tenant shall cooperate with Landlord in making access available consistent with such policies and procedures.

         (b) During the period of six (6) months prior to the Expiration Date, the Landlord may, unless the Tenant shall have theretofore given notice to the Landlord of its election to exercise its option to renew the term of this lease, exhibit the Demised Premises to prospective tenants.

         18. Damage or Destruction.

         (a) In the event that the Demised Premises (other than Tenant's Improvements), or any part thereof, or access thereto, shall be damaged or destroyed by fire or other insured casualty, but the Tenant shall continue to have reasonably convenient access to the Demised Premises and no portion of the Demised Premises (other than Tenant's Improvements) shall thereby be rendered unfit for use and occupancy by the Tenant for the purposes set forth in Section 5, the Landlord shall promptly and diligently repair such damage or destruction (except damage or destruction to Tenant's Property or Tenant's Improvements). During the period when such repair work is being conducted, the Rent shall not be abated or suspended.

         (b) In the event that the Demised Premises (other than Tenant's Improvements), or any part thereof, or access thereto, shall be so damaged or destroyed by fire or other insured casualty that the Tenant shall not have reasonably convenient access to the Demised Premises or any portion of the Demised Premises (other than Tenant's Improvements), or so that part of but not more than 25% of the Demised Premises' square footage then in use by the Tenant shall thereby be rendered unfit for use or occupancy by the Tenant for the purposes set forth in Section 5, and if in Landlord's determination reasonably exercised the damage or destruction may be repaired within ninety (90) days after the occurrence of the damage or destruction, then the Landlord shall so notify the Tenant within thirty (30) days after the occurrence of the damage or destruction and shall promptly and diligently repair such damage or destruction (except damage or destruction to Tenant's Property or Tenant's Improvements). In the event that the Landlord shall not complete such repairs within ninety (90) days after the occurrence of the damage or destruction, then the Tenant shall have the right to terminate the term of this lease by giving written notice of such termination to the Landlord within then (10) days after the end of such ninety (90) day period. If in the Landlord's determination reasonably exercised the Demised Premises (other than Tenant's Improvements), or means of access thereto, cannot be repaired within ninety (90) days after the occurrence of the damage or destruction or, if more than 25% of the Demised Premises' square footage then in use by the Tenant should be rendered unfit for use and occupancy by Tenant, then either party shall have the right to terminate the term of this lease by giving written notice of such termination to the other party within the period


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                                      -14-





of thirty (30) to forty-five (45) days after the occurrence of such damage or destruction. If neither party give such notice of intention to terminate the term of this lease, then the Landlord shall promptly and diligently repair the damage or destruction.

         (c) If any casualty results in the suspension of business in the Demised Premises, all rents and additional charges shall abate from the date of such suspension of business until the date business is resumed. If the casualty or restoration results in a partial suspension of business, rent and additional charges shall be equitably abated during any such period. If Landlord fails to begin or complete the restoration within a reasonable time period, then Tenant may, in addition to any other remedies it may have, perform all or a portion of such restoration, and Landlord shall pay to Tenant the reasonable costs incurred by Tenant to restore the Demised Premises.

         (d) In addition to and apart from the foregoing provisions of this Section, (i) if more than twenty-five percent (25%) of the Gross Rentable Area of the Demised Premises shall be totally or almost totally damaged or destroyed by fire or other cause at any time during the last six (6) months of the term of this lease, or during the last six (6) months of any renewal or extension thereof, either the Landlord or the Tenant may terminate the term of this lease by giving written notice of such termination to the other party within ten (10) days after the occurrence of such damage or destruction, and (ii) if the building on the Demised Premises is damaged or destroyed by fire or other cause to such extent that the cost of repair the damage or destruction, as reasonably estimated by the Landlord,, will be more than twenty-five percent (25%) of the replacement value of the building immediately prior tot he occurrence of such damage or destruction, then either party may terminate the term of this lease by giving written notice of such termination to the Tenant within thirty (30) days after the occurrence of such damage or destruction.

         (e) Except as provided in this Section, no damages, compensation or claim shall be payable by the Landlord to the Tenant, or any other person by reason of inconvenience, loss of business or annoyance arising from any damage or destruction, or any repair thereof, as if referred to in this Section.

         19. Condemnation.

         (a) If all of the building, or so much of the building or the Demised Premises as is necessary for the Tenant's use and occupancy of the Demised Premises for the purposes set forth in Section 5, or for reasonably convenient access to the Demised Premises, shall be taken by condemnation or in any other manner for any public or quasi-public use and purpose, then the term of this lease shall forthwith terminate as of the date title vests in the taking authority and the Rent


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shall be apportioned as of such date.

         (b) In addition to and apart from the foregoing provisions of Section 20(a), if more than twenty-five percent (25%) of the Gross Rentable Area of the building shall be so taken, then either party may terminate the term of this lease by giving written notice of such termination to the other within thirty
(30) days after the date title vests in the taking authority.

         (c) The Tenant shall have the exclusive right in any proceeding with respect to any taking referred to in this Section 20 to any award payable for the Tenant's moving expenses and the then value of the Tenant's Property, but the Tenant shall have no other right to any award for either a total taking or a partial taking of the land, the building or the Demised Premises, including any right for the contract value of this lease, and any such award shall be retained by the Landlord as the Landlord's sole property.

         (d) In the event of any taking which does not result in a termination of the term of this lease, the Rent shall be equitably suspended or abated and the Landlord, at its expense, shall proceed with reasonable diligence to repair and restore the remaining part of the building and the Demised Premises to substantially its former condition to the extent that the same may be feasible. Any suspension or abatement of Rent shall cease upon substantial completion of such repairs or restoration.

         20. Surrender. On the Expiration Date, or on the expiration of the final renewal period to which the Tenant exercises its right, or upon any earlier termination of the term of this lease, the Tenant shall quit and surrender the Demised Premises, including Tenant's Improvements, to the Landlord in good order, condition and repair, except for (a) Ordinary wear and tear and
(b) Conditions requiring repairs which are not required to be made by the Tenant. The Tenant shall remove all of the Tenant's Property, and at the Landlord's request, shall remove those portions of the Tenant's Improvements as shall be designated by the Landlord for Tenant's removal at the time the Landlord approves the plans therefor, and shall repair any damage to the Demised Premises on account of such removal.

         21. Default and Damages.

         (a) Any of the following occurrences or acts shall constitute an event of default under this lease: (i) whenever the Tenant shall default in the payment of any Rent or any other charge payable by the Tenant to the Landlord, on any day upon which the same is due, and such default shall continue for five
(5) days after written notice thereof from Landlord; or (ii) whenever the


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Tenant  shall do, or fail to do,  or  permit  to be done,  whether  by action or inaction, anything contrary to any of the Tenant's obligations hereunder, and if such situation shall continue and shall not be remedied by the Tenant within

                    (A) Five (5) days after notice in the case of any voluntary situation within the Tenant's reasonable control, or

                    (B)  Thirty  (30)  days  in  the  case  of  any  involuntary situation not within the Tenant's reasonable control, after the Landlord shall have given to the Tenant a notice specifying the same, or, in the case of a situation which cannot with due diligence be cured within a period of five (5) or thirty (30) days, as the case may be, if the Tenant shall not (1) within such 5-day or 30-day period, as the case may be, advise the Landlord of the Tenant's intention duly to institute all steps necessary to remedy such situation, and
(2) duly institute within such 5-day or 30-day period, as the case may be, and thereafter diligently prosecute to completion, all steps necessary to remedy the same; (iii) whenever the Tenant is dissolved (other than in the contest of a corporate reorganization where the business enterprise is continued), makes assignment for the benefit of creditors, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or insolvent, files a petition or answer seeking for the Tenant any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, files an answer or other pleading admitting or failing to contest material allegations of a petition filed against the Tenant in any proceeding of this nature, or seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of the Tenant or of all or any substantial part of the Tenant's properties; or (iv) if within sixty (60) days after the commencement of any proceeding against the Tenant seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation, the proceeding has not been dismissed; or if within sixty (60) days after the appointment without the Tenant's consent or acquiescence of a trustee, receiver, or liquidator of the Tenant or of all or any substantial part of the Tenant's properties, the appointment is not vacated or stayed; or if within sixty (60) days after expiration of any such stay, the appointment is not vacated; or (v) the event of an occurrence of default beyond any applicable grace period in that certain $87,000 Promissory Note from Tenant to Landlord of even date herewith.

         (b) If an event of default shall have happened and be continuing, the Landlord shall have the immediate right at its election (i) to terminate the term of this lease by giving the Tenant not less than five (5) days written notice of the Landlord's election to terminate, and (ii) whether or not the Landlord shall have terminated the term of this lease pursuant to this Section 21(b), and without demand or notice whatever, to re-enter and take possession of the Demised Premises, removing all persons and property therefrom either by summary process proceedings or by other action, without being liable for any damages therefor.

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                                      -17-





         (c) If the Landlord elects to re-enter and take possession of the Demised Premises pursuant to Section 21 (b), and whether or not the Landlord shall have terminated the term of this lease pursuant to Section 21 (b), the Landlord may (but shall be under no obligation to) re-let the whole or any part of the Demised Premises on behalf of the Tenant for a period equal to, or greater or less than, the remainder of the term of this lease, at such rent and upon such terms and conditions as the Landlord shall determine reasonable, to any tenant the Landlord may consider suitable and for any use or purpose the Landlord may deem appropriate in the Demised Premises. The Landlord shall not be liable for failure to re-let the Demised Premises, and the Landlord shall be entitled to receive and retain the rent received upon such re-letting, whether or not such rent is in excess of the Rent.

         (d) Should Landlord elect to re-enter as herein provided or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its discretion may deem advisable; and upon each such reletting all rentals received by the Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and of costs and expenses of such reletting, including the costs of recovering possession of the Demised Premises, brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, all utility expenses and expenses of maintaining the Demised Premises while vacant, fourth, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of Demised Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

         22. Parking. The Landlord shall provide to the Tenant seventy (70) parking spaces in the parking area provided and maintained by the Landlord.

         23. Unperformed Covenants. If the Tenant shall default in the performance of any of the Tenant's obligations hereunder, the Landlord, without thereby waiving such default, may, at the Landlord's option, by reason of any default of the Tenant hereunder, perform the same for the


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                                                            _________ (Landlord)
                                                            _________ (Tenant)









account of the Tenant. If the Landlord makes any expenditures or incurs any obligations for the payment of money, including attorneys' fees, such sums paid or obligations incurred shall be paid by the Tenant to the Landlord on the first day of the calendar month next following the rendition to the Tenant of the Landlord's bill therefor to the Tenant.

         24. Holding Over. The Tenant shall pay to the Landlord an amount as Rent equal to one hundred fifty percent (150%) of one-twelfth (1/12) of the Fixed Rent required to be paid by the Tenant during the previous Lease Year as herein provided for each month or portion thereof for which the Tenant shall retain possession of the Demised Premises, or any part thereof, after the termination of the term of this lease, whether by lapse of time or otherwise, and also shall pay all damages sustained by the Landlord, whether direct or consequential, on account thereof. The provisions of this Section 24 shall not be deemed to limit or constitute a waiver of any other rights or remedies of the Landlord provided herein or at law. Without limiting any rights or remedies of the Landlord resulting by reason of the wrongful holding over by the Tenant, or creating any right in the Tenant to continue in possession of the Demised Premises, all of the Tenant's obligations with respect to the use, occupancy and maintenance of the Demised Premises shall continue during such period of unlawful retention.

         25. Certain Rights Reserved by the Landlord. The Landlord shall have the following rights, each of which the Landlord may exercise with notice to the Tenant but without liability to the Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of the Tenant's use or possession of the Demised Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim, provided that the Landlord agrees that in the exercise of such rights it shall not do or cause to be done anything which is, in any material respect, inconsistent with the operation of the Demised Premises as a first-class/laboratory office building:

         (a) To change the building's street address, if required by the U.S. Postal Service.

         (b) To install, affix and maintain any and all reasonable directional signs on the land of the Demised Premises.

         (c) Upon reasonable notice to Tenant, to make repairs, or improvements, whether structural or otherwise, in an about the building, or any part thereof, and for such purposes to enter upon the Demised Premises, Landlord agrees to use reasonable efforts to cause minimal disruption to the Tenant's use of the Demised Premises.



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                                      -19-





         (d) The Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to the Tenant's ordinary use of the Demised Premises without the prior written consent of the Landlord. The Tenant's movements of property into or out of the building or Demised Premises and within the building are entirely at the risk and responsibility of the Tenant.

         26. Waiver of Notice. The Tenant hereby waives any notice to quit under the statutes relating to summary process which, were it not for this waiver, might otherwise be necessary in obtaining possession of the Demised Premises.

         27. Notices. Any notice, approval, request, consent, bill, statement or other communication required or permitted to be given, rendered, served or made by either party hereto, shall be in writing and shall be sent by certified or registered United Stated Mail, postage prepaid, return receipt requested, or federal express, or hand delivery or over night carrier:

                  (a)      addressed to the Tenant at:

                           BBI - North American Clinical Laboratories, Inc. C/O Boston Biomedica, Inc.
                           375 West Street
                           West Bridgewater, MA 02379
                           Attn:  Treasurer
                           Fax No.  508-580-1110
                           Telephone No. 508-580-1900

                  (b)      addressed to the Landlord at:

                           MB Associates
                           414 New Britain Road
                           P.O. Box 99
                           Plainville, CT 06062
                           Attn:  Property Management Department
                           Fax No.  203-747-5299
                           Telephone No.  203-229-4853

Either party may, from time to time, by written notice to the other, designate a different mailing address for notices, bills, statements or other communications intended for it.


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                                      -20-





         28. Estoppel Certificate. The Tenant shall, from time to time, within ten (10) days after the Landlord's written request, deliver to the Landlord a written certificate, in recordable form, ratifying this lease, and stating

         (a) the Commencement Date and the Expiration Date,

         (b) that this lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated),

         (c) that all conditions under this lease to be performed by the Landlord have been satisfied,

         (d) that there are no defenses or offsets against the enforcement of this lease by the Landlord, or stating those claimed by the Tenant,

         (e) the amount of advance rental, if any (or none if such is the case), paid by the Tenant,

         (f) the date to which rental has been paid, and

         (g) the amount of security deposited with the Landlord, provided, however, that the Tenant shall not be required to make written declarations as to any matters which to its knowledge are inaccurate or not true. Any such certificate may be relied upon by any mortgagee of the Land and the building, any assignee of such mortgagee, and any prospective purchaser of the Land and the building. Landlord agrees to provide written confirmation of the Lease terms and status upon Tenant's written request.

         29. Limitation of Liability. Anything in this lease to the contrary notwithstanding, the Tenant agrees that it shall look solely to the estate and property of the Landlord in the Demised Premises for the collection of any judgment (or other judicial process) requiring the payment of money by the Landlord in the event of any default or breach by the Landlord with respect to any of the terms, covenants and conditions of this lease to be observed or performed by the Landlord, and no other assets of the Landlord or of any partner in the Landlord shall be subject to levy, execution or other procedures for the satisfaction of the Tenant's remedies.

         30. Rights of Landlord; Non-Waiver. No right or remedy herein conferred upon or reserved to the Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or


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hereafter  existing.  The  failure  of the  Landlord  to insist  upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not be construed as a waiver or relinquishment thereof for the future. Receipt by the Landlord of any Fixed Rent, any additional rent or any other sum payable hereunder with knowledge of the breach of any provision hereof shall not be deemed a waiver of such breach, and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. In addition to other remedies provided herein, the Landlord shall be entitled, to the extent not prohibited by law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, or to any other remedy allowed to the Landlord by law.

         31. Broker. The Tenant represents that no broker or agent other than Grubb & Ellis participated with the Tenant in this transaction. The Tenant agrees to indemnify and hold the Landlord harmless from and against any claim or demand of any other broker or agent who claims that he participated with the Tenant in this transaction. Landlord represents that it has only dealt with Grubb & Ellis in connection with this lease.

         32. Notice of Lease.

         (a) This lease shall not be recorded in the New Britain Land Records. Upon the request of either party, the other party shall execute a Notice of Lease, in recordable form, satisfying the requirements of Section 47-19 of the Connecticut General Statutes, Rev. 1958, as amended.

         (b) The parties shall also enter into recordable supplementary notices setting forth, among other proper matters, such items as the termination of this lease and the exercise of any options afforded by this lease.

         33. Prior Agreements. This lease and the exhibits and Notice of Lease constitute the entire agreement by and between the parties hereto affecting the Demised Premises and supersedes any and all previous agreements, written or oral, between the parties and affecting the Demised Premises.

         34. Captions; Sections; Gender. The captions contained herein have been inserted for convenience only and shall not have the effect of modifying, amending or changing the express terms and provisions of this lease. All references to a "Section" shall refer to a Section of this lease unless the context otherwise requires. Whenever used, the singular number shall include the plural, the plural the singular, and use of any gender shall include all genders.


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                                      -22-





         35. Benefit and Burden. The covenants, conditions, agreements and terms of this lease shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns.

         36. Applicable Law. This Lease shall be governed by and construed in accordance with the laws of the State of Connecticut.

         37. Signatures. This Lease may be signed in counterparts and any number of counterparts signed in the aggregate by the parties shall constitute a single original document. Additionally, a facsimile signature shall be deemed equivalent to an original signature.

         TENANT ACKNOWLEDGES THAT THIS LEASE IS A COMMERCIAL TRANSACTION AND THAT IT HAS THE RIGHT UNDER CHAPTER 903a of the CONNECTICUT GENERAL STATUTES, SUBJECT TO CERTAIN LIMITATIONS, TO NOTICE OF, AND HEARING ON, THE RIGHT OF THE LANDLORD TO OBTAIN A PREJUDGMENT REMEDY, SUCH AS ATTACHMENT OR GARNISHMENT UPON COMMENCING ANY LITIGATION AGAINST IT. NOTWITHSTANDING, TENANT HEREBY WAIVES ALL RIGHTS TO NOTICE, JUDICIAL HEARING OR PRIOR COURT ORDER IN CONNECTION WITH THE ASSERTION BY THE LANDLORD OF ANY PREJUDGMENT REMEDY TO COLLECT THE OBLIGATIONS OR TO ENFORCE LANDLORDS RIGHTS HEREUNDER.



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         IN WITNESS WHEREOF, the Landlord and the Tenant have hereunto caused to be set their hands and seals as of the day and year first above written.

WITNESSES:                                  LANDLORD: MB ASSOCIATES

___________________________                 By_______________________________

___________________________                      A Partner, Duly Authorized

                                             TENANT:  BBI - NORTH
                                             AMERICAN CLINICAL LABORATORIES,
                                             INC.

____________________________                 By_________________________________
                                              Kevin Quinlan
                                              Its Sr. Vice President & Treasurer
____________________________                  Duly Authorized




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                                      -24-





STATE OF CONNECTICUT)
                    )  ss:                                         July 28, 1995
COUNTY OF HARTFORD  )

         Personally  appeared  ____________________,  __________________  of  MB
Associates, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said partnership, before me.

                                                 -------------------------------
                                                 Commissioner, Superior Court
                                                 Notary Public
                                                 My Commission Expires:

STATE OF                          )
                                  )  ss:                           July 28, 1995
COUNTY OF                         )

         Personally appeared  ____________________,  __________________ of BBI -
North American Clinical Laboratories, Inc., signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation, before me.

                                                 -------------------------------
                                                 Commissioner, Superior Court
                                                 Notary Public
                                                 My Commission Expires:



                        GUARANTY OF TENANT'S PERFORMANCE
                        --------------------------------

         In consideration of Landlord's having executed said Lease a the request of the undersigned and in further consideration of One Dollar ($1.00) and other valuable considerations paid, the receipt whereof is hereby acknowledged, the undersigned (Guarantor) hereby unconditionally guarantees to Landlord and its successors and assigns, the payment of the rents and other sums provided for in said Lease and the performance and observance of all agreements and conditions contained in said Lease on the part of Tenant to be performed or observed.

         Guarantor hereby waives presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection, and any and all


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formalities  which may be legally required to charge it with liability;  and the
Guarantor does further agree that its liability as Guarantor shall in nowise be impaired or affected by any renewals, waivers, or extensions which may be made from time to time, with or without its knowledge and consent, of any default or the time of payment or performance required under said Lease, or by any forbearance or delay in enforcing any obligation thereof, or by assignment of said Lease or subletting of the demised premises, neglect or refusal to enforce or to realize upon any security which may have been given or may hereafter be given thereunder or hereunder, or by any modifications of the terms or provisions of the Lease.

         The Guarantor further covenants and agrees to pay all expenses and fees, including attorney's fees which may be incurred by the landlord or its successors and assigns in enforcing any of the terms or provisions of this Guaranty.

         This Guaranty shall be binding upon the successors, and assigns of the Guarantors, shall not be discharged or affected, in whole or in part by the bankruptcy, or insolvency of the Tenant.

         This Guaranty is absolute, unconditional, and continuing and payment of the sums for which the undersigned become liable shall be made at the office of the Landlord or its successors or assigns from time to time on demand as the same become or are declared due.

         Dated:  July 28, 1995               BOSTON BIOMEDICA, INC.

                                          BY:_____________________________
                                              Kevin Quinlan
                                              Its Sr. Vice President & Treasurer
                                              Duly Authorized


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                                      -26-





                                    EXHIBIT A
                                    ---------

                                 LEASED PREMISES


                                  EXHIBIT 'A'

                                LEASED PREMISES


A certain piece or parcel of land with all buildings and improvements thereon situated northerly of North Mountain Road in the City of New Britain, Connecticut and being more particularly shown on a map entitled "Map Showing Location Of Proposed Leasing Agreement For BBI - North American Clinical Laboratories, Inc. Located At #75 North Mountain Road, New Britain, Connecticut Map Prepared By: MBA Engineering, Inc., 211 New Britain Road, Suite 103, Kensington, Connecticut 06037 (203) 827-0222 Job Number: 95068, Scale 1" = 50' Drawn By: BNB Checked By LJM Date: July 13, 1995" and containing 4.081 +/- acres and being more particularly bounded and described as follows:

Beginning at a point located in the westerly line of Lot No. 206 which point is the southeast corner of the within described premises; thence running N 89o 07' 53" W. 417.53 feet to a point as shown on said map; thence running N 06o 75' 26" E, 66.77 feet to a point as shown on said map; thence running N 31o 03' 55" W, 35.15 feet to a point as shown on said map; thence running N 00o 09' 15" W.
276.41 feet,  to a point as shown on said map;  thence  running N 77o 44' 24" E,
291.54 feet,  to a point as shown on said map;  thence  running S 86o 44' 06" E,
152.84 feet to a point as shown on said map;  thence  running S O1o 07' 17" W.
426.62 feet to the point and place of beginning.

Said premises are leased together with a 30 foot wide right-of-way from North Mountain Road to the leased premises, in common with the Landlord and others, for motor vehicle and pedestrian ingress and egress. Said right-of-way is shown on said map as "Minimum 30 Ft. Wide Driveway Right-of-Way From North Mountain Road to Leased Portion of Site. R.O.W. to be centered of 24 Ft. BIT. Driveway" and "Minimum 30 Ft. Wide Right-of-Way From Driveway R.O.W. To Front Entrance of Site. R.O.W. to be centered over aisle portion of existing BIT. Parking Lot."


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                                    EXHIBIT B
                                    ---------

                           SCHEDULE OF LANDLORD'S WORK

The Improvement list below is a detailed list subject to minor modifications. These "modifications" must be finalized immediately. Both parties understand that this final plan directly correlates to the Landlord's Performance Schedule.

Improvements

1. Existing cafeteria to be subdivided and used as an employee lounge and soundproofed conference room.

2. One existing Lab area, as specified in the front left area of the facility, to be renovated into 3 or 4 offices, to be located as reasonably determined by Tenant.

3. One existing lab area to be refurbished as a client service/specimen processing, as determined by Tenant.

4. all existing computer and phone wiring to be removed.

5. Floor areas, as designated by Tenant, to be sealed.

6. All carpets, as designated by Tenant, to be replaced.

7. Any damaged ceiling tiles to be replaced.

8. Interior to be cleaned and painted.

9. Landlord to warrant that electrical systems HVAC and plumbing are in good working order, including all Emergency Lighting, exterior building/parking lot lighting and the existing security camera in the parking area is operational.

10. New driveway and parking area adjacent to Tenant's building.

11. Lab furniture to be in good working order as reasonably determined by the parties.



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12. Landlord to warrant that the electric circuits are fully operational via the back-up generator or will identify which circuits/outlets are operational from this generator.




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                                                            _________ (Landlord)
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                                    EXHIBIT C
                                    ---------

                              RULES AND REGULATIONS


1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and public parts of the Building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Demised Premises.

2. No awnings, air conditioning units or other projections shall be attached to the outside walls or windowsills of the Building or otherwise project from the Building, without the prior written consent of landlord.

3. All signs or lettering affixed by Tenant on any part of the outside of the Demised Premises shall be approved by landlord, which approval shall not be unreasonably withheld or delayed.

4. No bottles, parcels or other articles be placed on the windowsills or in any other part of the Building, nor shall any article be thrown out of the doors or windows of the Demised Premises.

5. Tenant shall not make, or permit to be made, unseemly or disturbing noises or interfere with other tenants or those having business with them.

6. Tenant shall not put any covering of any type or nature upon the exterior of windows in the Demised Premises.



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                                                            _________ (Tenant)